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                                           WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR FIXED RATE
                                           NON-RELOCATION MORTGAGES
                                      WFMBS SERIES 2001-15 ASSET CLASS II
                                           POOL PROFILE (4/26/2001)
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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $300,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Jun-01
     INTEREST RATE RANGE                                      5.500% - 10.000%
     GROSS WAC                                                           7.55%           (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      357                (+/- 2 month)

     WALTV                                                                 73%               (maximum 79%)

     CALIFORNIA %                                                          32%               (maximum 40%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                  1%               (maximum  5%)

     AVERAGE LOAN BALANCE                                            $410,000           (maximum $430,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                 $999,999         (maximum $2,000,000)

     CASH-OUT REFINANCE %                                                  16%              (maximum  22%)

     PRIMARY RESIDENCE %                                                   95%               (minimum 90%)

     SINGLE-FAMILY DETACHED %                                              91%               (minimum 87%)

     FULL DOCUMENTATION %                                                  80%               (minimum 75%)

     PREPAYMENT PENALTY %                                                   0%                (maximum 1%)

     UNINSURED > 80% LTV %                                                  1%                (maximum 2%)

     TEMPORARY BUYDOWNS                                                     1%               (maximum  1%)




                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the
      Aggregate Principal Balance.

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                                           WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR FIXED RATE
                                           NON-RELOCATION MORTGAGES
                                      WFMBS SERIES 2001-15 ASSET CLASS II
                                              PRICING INFORMATION
-----------------------------------------------------------------------------------------------------------------


     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            6.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.01%

     PRICING DATE                                                                TBD

     FINAL STRUCTURE DUE DATE                                              08-Jun-01                9:00 AM

     SETTLEMENT DATE                                                       28-Jun-01

     ASSUMED SUB LEVELS                                                          AAA           TBD
                                                                                  AA           TBD
                                                                                   A           TBD
                                                                                 BBB           TBD
                                                                                  BB           TBD
                                                                                   B           TBD

Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

      WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-15. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                    Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185


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